Exhibit 77Q(1)(e)
The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Trust and each of the undersigned shall be as follows:
Goldman Sachs Asset Management, L.P.
Annual Rate
Goldman Sachs-Financial Square Prime Obligations Fund 0.205%
Goldman Sachs-Financial Square Money Market Fund 0.205%
Goldman Sachs-Financial Square Treasury Obligations Fund 0.205%
Goldman Sachs-Financial Square Treasury Instruments Fund 0.205%
Goldman Sachs-Financial Square Government Fund 0.205%
Goldman Sachs-Financial Square Federal Fund 0.205%
Goldman Sachs-Financial Square Tax-Free Money Market Fund 0.205%
Goldman Sachs Government Income Fund 0.54% on first $1 billion 0.49% over $1 billion up to $2 billion 0.47% over $2 billion up to $5 billion 0.46% over $5 billion up to $8 billion 0.45% over $8 billion Goldman Sachs Municipal Income Fund 0.55% on first $1 billion 0.50% over $1 billion up to $2 billion 0.48% over $2 billion up to $5 billion 0.47% over $5 billion up to $8 billion 0.46% over $8 billion
Goldman Sachs High Yield Fund 0.70% on first $2 billion 0.63% over $2 billion up to $5 billion 0.60% over $5 billion up to $8 billion 0.59% over $8 billion Goldman Sachs Balanced Fund 0.65% on first $1 billion 0.59% over $1 billion up to $2 billion 0.56% over $2 billion up to $5 billion 0.55% over $5 billion up to $8 billion 0.54% over $8 billion
Goldman Sachs Growth and Income Fund 0.70% on
 first $1 billion
0.63% over $1 billion up to $2 billion
0.60% over $2 billion up to $5 billion
0.59% over $5 billion up to $8 billion
0.58% over $8 billion
Goldman Sachs Mid Cap Value Fund 0.75% on
first $2 billion
0.68% over $2 billion up to $5 billion
0.65% over $5 billion up to $8 billion
0.64% over $8 billion
Goldman Sachs Small Cap Value Fund 1.00% on
first $2 billion
0.90% over $2 billion up to $5 billion
0.86% over $5 billion up to $8 billion
0.84% over $8 billion
Goldman Sachs Capital Growth Fund 1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.80% over $2 billion
Goldman Sachs Structured U.S. Equity Fund 0.65% on first $1 billion 0.59% over $1 billion up to $2 billion 0.56% over $2 billion up to $5 billion 0.55% over $5 billion up to $8 billion 0.54% over $8 billion
Goldman Sachs Structured Large Cap Growth Fund 0.65%
on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion up to $5 billion
0.55% over $5 billion up to $8 billion
0.54% over $8 billion
Goldman Sachs Structured Small Cap Equity Fund1 0.85% on first $2 billion 0.77% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.72% over $8 billion
Goldman Sachs Structured International Equity Fund1 0.85% on first $1 billion 0.77% over $1 billion up to $2 billion 0.73% over $2 billion up to $5 billion 0.72% over $5 billion up to $8 billion 0.71% over $8 billion
Goldman Sachs Real Estate Securities Fund1 1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion
Goldman Sachs Structured Large Cap Value Fund3 0.60% on first $1 billion 0.54% over $1 billion up to $2 billion 0.51% over $2 billion up to $5 billion 0.50% over $5 billion up to $8 billion 0.49% over $8 billion
Goldman Sachs Strategic Growth Fund4 1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion
Goldman Sachs Growth Opportunities Fund4 1.00% on first $2 billion 0.90% over $2 billion up to $5 billion 0.86% over $5 billion up to $8 billion 0.84% over $8 billion
Goldman Sachs Tollkeeper Fund5 1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion
Goldman Sachs Large Cap Value Fund6 0.75% on first $1 billion 0.68% over $1 billion up to $2 billion 0.65% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.63% over $8 billion
Goldman Sachs High Yield Municipal Fund7 0.55% on first $2 billion 0.50% over $2 billion up to $5 billion 0.48% over $5 billion up to $8 billion 0.47% over $8 billion Goldman Sachs Structured Tax-Managed Equity Fund7 0.70% on first $1 billion 0.63% over $1 billion up to $2 billion 0.60% over $2 billion up to $5 billion 0.59% over $5 billion up to $8 billion 0.58% over $8 billion
Goldman Sachs Enhanced Income Fund8 0.25% on first $1 billion 0.23% over $1 billion up to $2 billion 0.22% over $2 billion up to $5 billion 0.22% over $5 billion up to $8 billion 0.22% over $8 billion
Goldman Sachs Concentrated Growth Fund9 1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion
Goldman Sachs Emerging Markets Debt Fund10 0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion
Goldman Sachs U.S. Mortgages Fund11 0.40% on first $1 billion 0.36% over $1 billion up to $2 billion 0.34% over $2 billion up to $5 billion 0.33% over $5 billion up to $8 billion 0.32% over $8 billion
Goldman Sachs Investment Grade Credit Fund11 0.40% on first $1 billion 0.36% over $1 billion up to $2 billion 0.34% over $2 billion up to $5 billion 0.33% over $5 billion up to $8 billion 0.32% over $8 billion
Goldman Sachs Small/Mid-Cap Growth Fund12 1.00% on the first $2 billion 0.90% over $2 billion up to $5 billion 0.86% over $5 billion up to $8 billion 0.84% over $8 billion
Goldman Sachs U.S. Equity Dividend and Premium Fund13 0.75% on first $1 billion 0.68% over $1 billion up to $2 billion 0.65% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.63% over $8 billion
Goldman Sachs California AMT-Free Municipal Fund14 0.45% on first $1 billion 0.41% over $1 billion up to $2 billion 0.39% over $2 billion up to $5 billion 0.38% over $5 billion up to $8 billion 0.37% over $8 billion
Goldman Sachs New York AMT-Free Municipal Fund14 0.45% on first $1 billion 0.41% over $1 billion up to $2 billion 0.39% over $2 billion up to $5 billion 0.38% over $5 billion up to $8 billion 0.37% over $8 billion
Goldman Sachs Structured International Equity Flex Fund15 1.10% on first $1 billion 0.99% over $1 billion up to $2billion 0.94% over $2 billion up to $5 billion 0.92% over $5 billion up to $8 billion 0.90% over $8 billion
Goldman Sachs Structured U.S. Equity Flex Fund15 1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion
Goldman Sachs International Real Estate Securities Fund16 1.05% on first $2 billion 0.95% over $2 billion up to $5 billion 0.90% over $5 billion up to $8 billion 0.88% over $8 billion
Goldman Sachs Core Plus Fixed Income Fund17 0.45% on first $1 billion 0.41% over $1 billion up to $2 billion 0.39% over $2 billion up to $5 billion 0.38% over $5 billion up to $8 billion 0.37% over $8 billion
Goldman Sachs Structured Small Cap Value Fund18 0.85% on first $2 billion 0.77% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.72% over $8 billion
Goldman Sachs Structured Small Cap Growth Fund18 0.85% on first $2 billion 0.77% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.72% over $8 billion
Goldman Sachs Commodity Strategy Fund19 0.50% up to $2 billion 0.45% over $2 billion up to $5 billion 0.43% over $5 billion up to $8 billion 0.42% over $8 billion
Goldman Sachs Structured Emerging Markets Equity Fund20 1.00% on first $2 billion 0.90% over $2 billion up to $5 billion 0.86% over $5 billion up to $8 billion 0.84% over $8 billion
Goldman Sachs Structured International Small Cap Fund20 0.85% on first $2 billion 0.77% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.72% over $8 billion
Goldman Sachs Structured International Tax-Managed Equity Fund20 0.85% on first $1 billion 0.77% over $1 billion up to $2 billion 0.73% over $2 billion up to $5 billion 0.72% over $5 billion up to $8 billion 0.71% over $8 billion
Goldman Sachs International Equity Dividend and Premium Fund20 0.81% on first $1 billion 0.73% over $1 billion up to $2 billion 0.69% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion
Goldman Sachs Inflation Protected Securities Fund21 0.33% on first $1 billion 0.30% over $1 billion up to $2 billion 0.28% over $2 billion up to $5 billion 0.27% over $5 billion up to $8 billion 0.26% over $8 billion
Goldman Sachs Absolute Return Tracker Fund22 1.15% on first $1 billion 1.04% over $1 billion up to $2 billion 0.99% over $2 billion up to $5 billion 0.97% over $5 billion up to $8 billion 0.95% over $8 billion
Goldman Sachs Local Emerging Markets Debt Fund23 0.90% on first $2 billion 0.81% over $2 billion up to $5 billion 0.77% over $5 billion up to $8 billion 0.75% over $8 billion
Goldman Sachs All Cap Growth Fund23 1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion
Goldman Sachs Asset Management International
Goldman Sachs Global Income Fund 0.65% on
first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion up to $5 billion
0.55% over $5 billion up to $8 billion
0.54% over $8 billion
Goldman Sachs Concentrated International Equity Fund
1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion
Goldman Sachs Emerging Markets Equity Fund 1.20%
on first $2 billion
1.08% over $2 billion up to $5 billion
1.03% over $5 billion up to $8 billion
1.01% over $8 billion
Goldman Sachs Asia Equity Fund      1.00%
on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion
Goldman Sachs International Small Cap Fund2 1.10% on first $2 billion 0.99% over $2 billion up to $5 billion 0.94% over $5 billion up to $8 billion 0.92% over $8 billion
Goldman Sachs Japanese Equity Fund2 1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion
Goldman Sachs BRIC Fund16 1.30% on the first $2 billion 1.17% over $2 billion up to $5 billion 1.11% over $5 billion up to $8 billion 1.09% over $8 billion Goldman Sachs Strategic International Equity Fund18 0.85% on first $1 billion 0.77% over $1 billion up to $2 billion 0.73% over $2 billion up to $5 billion 0.72% over $5 billion up to $8 billion 0.71% over $8 billion
Goldman Sachs Concentrated Emerging Markets Equity Fund20 1.15% on the first $2 billion 1.04% over $2 billion up to $5 billion 0.99% over $5 billion up to $8 billion 0.97% over $8 billion
PURSUANT TO AN EXEMPTION FROM THE COMMODITIES FUTURES TRADING COMMISSION ("CFTC") IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OR COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THE TRADING PROGRAM ADOPTED HEREUNDER OR ANY BROCHURE OR ACCOUNT DOCUMENT.
Dated: July 1, 2008 GOLDMAN SACHS TRUST
By:_____________________________
Name:    James McNamara
Title: President


GOLDMAN SACHS ASSET MANAGEMENT, L.P. GOLDMAN SACHS ASSET MANAGEMENT
INTERNATIONAL


By:_____________________________ By:_____________________________
Name  Name:
Title:  Title:


1 Please note that the Structured Small Cap Equity Fund (formerly CORE Small Cap Equity Fund), Structured International Equity Fund (formerly, CORE International Equity Fund) and Real Estate Securities Fund were approved at the July 21, 1997 Goldman Sachs Trust Board Meeting. 2 Please note that the International Small Cap Fund and Japanese Equity Fund were approved at the April 23, 1998 Goldman Sachs Trust Board Meeting. 3 Please note that the Structured Large Cap Value Fund (formerly, CORE Large Cap Value Fund) was approved at the November 3, 1998 Goldman Sachs Trust Board Meeting.
4 Please note that the Strategic Growth Fund and Growth Opportunities Fund were approved at the April 28, 1999 Goldman Sachs Trust Board Meeting. 5 Please note that the Tollkeeper Fund was approved at the July 27, 1999 Goldman Sachs Trust Board Meeting. 6 Please note that the Large Cap Value Fund was approved at the October 26, 1999 Goldman Sachs Trust Board Meeting.
7 Please note that the High Yield Municipal Fund and the Structured Tax-Managed Equity Fund (formerly, CORE Tax-Managed Equity Fund) were approved at the February 3, 2000 Goldman Sachs Trust Board Meeting. 8 Please not that the Goldman Sachs Enhanced Income Fund was approved at the April 26, 2000 Goldman Sachs Trust Board Meeting 9 Please note that the Concentrated Growth Fund was approved at the August 1, 2002 Goldman Sachs Trust Board Meeting.
10 Please note that the Emerging Markets Debt Fund was approved at the July 31, 2003 Goldman Sachs Trust Board Meeting.
11 Please note that the U.S. Mortgages Fund and Investment Grade Credit Fund were approved at the October 30, 2003 Goldman Sachs Trust Board Meeting. 12 Please note that the Small/Mid-Cap Growth Fund was approved at the May 12, 2005 Goldman Sachs Trust Board Meeting. 13 Please note that the U.S. Equity Dividend and Premium Fund was approved at the June 16, 2005 Goldman Sachs Trust Board Meeting.
14 Please note that the California AMT-Free Municipal Fund (formerly, California Intermediate AMT-Free Municipal Fund) and New York AMT-Free Municipal Fund (formerly, New York Intermediate AMT-Free Municipal Fund) were approved at the August 4, 2005 Goldman Sachs Trust Board Meeting. 15 Please note that the Structured U.S. Equity Flex Fund and Structured International Equity Flex Fund were approved at the March 16, 2006 Goldman Sachs Trust Board Meeting. 16 Please note that the International Real Estate Securities Fund and BRIC Fund were approved at the May 11, 2006 Goldman Sachs Trust Board Meeting.
17 Please note that the Core Plus Fixed Income Fund was approved at the August 10, 2006 Goldman Sachs Trust Board Meeting.
18 Please note that the Structured Small Cap Value, Structured Small Cap Growth and Strategic International Equity Funds were approved at the November 9, 2006 Goldman Sachs Trust Board Meeting. 19 Please note that the Commodity Strategy Fund (formerly Commodity Exposure Fund) was approved at the December 14, 2006 Goldman Sachs Trust Board Meeting.
20 Please note that the Concentrated Emerging Markets Equity Fund, Structured Emerging Markets Equity Fund, Structured International Small Cap Fund, Structured International Tax-Managed Equity Fund and International Equity Dividend and Premium Fund were approved at the May 10, 2007 Goldman Sachs Trust Board Meeting. 21 Please note that the Inflation Protected Securities Fund was approved at the June 14, 2007 Goldman Sachs Trust Board Meeting. 22 Please note that the Absolute Return Tracker Fund was approved at the November 8, 2007 Goldman Sachs Trust Board Meeting.
23 Please note that the Local Emerging Markets Debt Fund and All Cap Growth Fund were approved at the December 13, 2007 Goldman Sachs Trust Board Meeting.